SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)  October 27, 1997
                                                    ------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           1-8483                                    95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California                90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                         (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.

On October 27, 1997 the following news release was issued:

                        UNOCAL POSTS HIGHER 3Q EARNINGS;
                    SEES IMPROVED DOMESTIC NATURAL GAS PRICES
                    -----------------------------------------

     El Segundo, Calif., Oct. 27, 1997 -- Unocal Corporation today reported third quarter 1997 earnings from continuing operations of $177 million, or 71 cents per share, compared with earnings from continuing operations of $134 million, or 32 cents per share, for the same period a year ago.

     Earnings from continuing operations, excluding special items (detailed in attached tables) were $94 million, or 38 cents per share, compared with $118 million, or 25 cents per share, in the third quarter 1996.

     The 1997 third quarter operating earnings reflect improved foreign natural gas and crude oil production and higher worldwide natural gas prices. These were more than offset by lower domestic crude oil and natural gas production and lower worldwide crude oil prices.

     For the quarter, net natural gas production in Thailand was up 24 percent to 634 million cubic feet per day, compared with the third quarter 1996. In Indonesia, Unocal's net crude oil production (including host country share) averaged 73,033 barrels per day, up 14 percent from a year ago.

     The third quarter special items included $182 million in deferred income tax benefits -- $114 million related to a reassessment of Unocal's exposure for pending federal income tax appeals and $68 million related to the recent currency devaluation in Thailand. The 1996 earnings per share amounts reflect a one-time $54 million non-cash reduction resulting from the exchange of preferred stock.

     "We continued to post higher crude oil and natural gas production in our foreign operations," said Roger C. Beach, Unocal chairman and chief executive officer. "In addition, net interest expense declined $18 million due to debt reduction."


     Beach noted that the company's total debt was $2.08 billion, down $980 million from year-end 1996. Cash flow from operations in the third quarter, before working capital changes, was $307 million, compared with $450 million last year.

     To date, the company has purchased approximately 4.5 million common shares for $172 million under the company's $400 million stock repurchase program.

     Reported earnings for the third quarter, including discontinued operations and special items, were $177 million, or 71 cents per common share. This compares with $171 million, or 47 cents per common share, reported in the third quarter a year ago.

FORECAST FOR 1997 EARNINGS, GAS PRICES
     "Based on our internal forecasts, we expect our fourth quarter adjusted earnings to be 57 to 63 cents per share," Beach said. The company's earnings forecast assumes that Unocal realizes domestic commodity prices based on the present NYMEX futures prices and improvements in operating results.

     The company estimates that Unocal's Lower 48 U.S. natural gas prices could average more than $3 per thousand cubic feet in the fourth quarter 1997, up 75 cents from the third quarter. This increase alone would boost Unocal's aftertax earnings by about 15 cents per share. Each 10-cent change in realized Lower 48 U.S. gas prices results in a quarterly earnings impact of $5 million, or about 2 cents per share.

     "We are also looking at stronger sales and improved earnings from nitrogen fertilizer products in the last three months of the year, compared with the third quarter, and higher geothermal earnings, reflecting additional revenues from new power plants in Indonesia," Beach said.

     Beach also noted that the company's deepwater exploration program in Indonesia continues to yield successes. Unocal recently completed a 3-D seismic survey in the Makassar contract area, and an additional confirmation well, Merah Besar #4, tested 21.7 million cubic feet of gas per day. This was a horizontal well in the Pliocene gas sands and provided important new data critical to development of the area. Four additional confirmation wells are planned in the area to test the Miocene oil-bearing sands.

NINE-MONTH 1997 RESULTS
     For the nine months, earnings from continuing operations were $521 million or $2.09 per share, compared with $453 million, or $1.54 per share in 1996.

     Excluding special items, earnings from continuing operations for the nine months were $381 million, or $1.53 per share, compared with $402 million, or $1.32 per share.

     The reported net earnings for the first nine months of 1997, including discontinued operations and special items, were $439 million, or $1.76 per share. This compares with $533 million or $1.86 per share, recorded for the first nine months 1996.

     Unocal is a leading global energy resource and project development company, with reserves of more than 9.8 trillion cubic feet of natural gas equivalent
(1.6 billion barrels of oil equivalent) and major oil and gas production activities in Asia and the U.S. Gulf of Mexico.

     Forward-looking statements in this news release, including estimates of profitability and cash flows, are based on assumptions concerning market, competitive, regulatory, environmental, operational and other considerations. Actual results could differ materially.

     News releases and other information about Unocal are available at the company's Internet website, www.unocal.com.

NEWS RELEASE                                                                                      UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                                    For the Three Months         For the Nine Months
                                                                     Ended September 30           Ended September 30
                                                                   ----------------------    ------------------------
Dollars in millions except per share amounts                           1997        1996               1997       1996
---------------------------------------------------------------------------------------------------------------------

Total revenues .................................................   $ 1,397     $ 1,337            $ 4,507    $ 3,943
Costs and other deductions .....................................     1,394       1,145              3,918      3,206
                                                                    -------     -------            -------    -------
Earnings from continuing operations before income taxes ........         3         192                589        737
Income taxes ...................................................      (174)         58                 68        284
                                                                    -------     -------            -------    -------
Earnings from continuing operations ............................       177         134                521        453
Earnings from discontinued operations  (net of tax) ............        --          37                 --         80
Loss on disposal  (net of tax) .................................        --          --                (44)        --
Extraordinary charge - extinguishment of debt (net of tax) .....        --          --                (38)        --
                                                                    -------     -------            -------    -------
Net earnings ...................................................   $   177     $   171            $   439    $   533
Dividends on preferred stock ...................................        --          --                 --         18
Non-cash charge related to exchange of preferred stock .........        --          54                 --         54
                                                                    -------     -------            -------    -------
Net earnings applicable to common stock ........................   $   177     $   117            $   439    $   461

Earnings/(loss) per common share assuming no dilution (a)
      Continuing operations ....................................   $  0.71     $  0.32            $  2.09    $  1.54
      Discontinued operations ..................................        --        0.15              (0.18)      0.32
      Extraordinary item - extinguishment of debt (net of tax)          --          --              (0.15)        --
                                                                    -------    -------             -------    -------
Net earnings per share .........................................   $  0.71     $  0.47            $  1.76    $  1.86

(a) ..Based on weighted average common shares
      outstanding  (in millions) ...............................       247         249                249        248

--------------------------------------------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                                                                    Sep. 30  Dec. 31
Millions of dollars                                                                                   1997      1996
--------------------------------------------------------------------------------------------------------------------

Assets
Cash and cash equivalents .....................................                                     $  516   $  217
Net assets of discontinued operations  (b) ....................                                         --    1,774
Other current assets ..........................................                                      1,045    1,237
Investments and long-term receivables .........................                                      1,081    1,206
Properties - net ..............................................                                      4,688    4,590
Other assets ..................................................                                        127       99
                                                                                                    -------   ------
        Total assets ..........................................                                     $7,457   $9,123

Liabilities and Equity
Current portion of long-term debt and capital lease obligations                                     $   --   $  118
Other current liabilities .....................................                                        975    1,504
Long-term debt and capital lease obligations ..................                                      2,078    2,940
Deferred income taxes .........................................                                        166      348
Other deferred credits and liabilities ........................                                      1,311    1,416

Convertible preferred securities ..............................                                        522      522

Stockholders' equity ..........................................                                      2,405    2,275
                                                                                                    -------  -------
        Total liabilities and equity ..........................                                     $7,457   $9,123

(b) Excludes retained working capital .........................

                                     Table 1

NEWS RELEASE                                                                                              UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(INCLUDES DISCONTINUED OPERATIONS)
(UNAUDITED)                                                              For the Three Months           For the Nine Months
                                                                          Ended  September 30            Ended September 30
                                                                       -----------------------------------------------------
Millions of dollars                                                        1997           1996            1997          1996
----------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities
       Net earnings                                                      $ 177          $ 171           $ 439         $ 533
       Adjustments to reconcile net earnings to
          net cash provided by operating activities
             Loss on disposal of discontinued operations (before-tax)       --             --              71            --
             Depreciation, depletion and amortization                      300            228             755           724
             Dry hole costs                                                  8             53              51            72
             Deferred income taxes                                        (255)            15            (226)           48
             Gain on sales of assets (before-tax)                            2            (36)            (59)         (173)
             Other                                                          75             19             (83)           96
       Working capital and other changes related to operations              (8)            56            (212)         (101)
                                                                       -----------------------------------------------------
             Net cash provided by operating activities                     299            506             736         1,199

Cash flows from investing activities
       Capital expenditures  (includes dry hole costs)                    (308)          (318)           (953)         (940)
       Proceeds from sale of discontinued operations                         3             --           1,789            --
       Proceeds from asset sales                                             7             46              55           585
                                                                       -----------------------------------------------------
             Net cash provided by/(used in) investing activities          (298)          (272)            891          (355)

Cash flows from financing activities
       Net decrease in long-term debt
             and capital lease obligations                                (241)          (171)           (959)         (560)
       Dividends paid                                                      (50)           (59)           (150)         (176)
       Repurchase of common stock                                          (81)            --            (173)           --
       Other                                                                 3             12             (46)           23
                                                                       -----------------------------------------------------
             Net cash used in financing activities                        (369)          (218)         (1,328)         (713)

Increase/(decrease) in cash and cash equivalents                          (368)            16             299           131
Cash and cash equivalents at beginning of period                           884            209             217            94
                                                                       -----------------------------------------------------
Cash and cash equivalents at end of period                               $ 516          $ 225           $ 516         $ 225


----------------------------------------------------------------------------------------------------------------------------

CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
----------------------------------------------------------------------------------------------------------------------------

United States Exploration & Production                                    $ 88           $ 92           $ 200         $ 327
International Exploration & Production                                     171             96             574           312
Geothermal Operations                                                       29             39              76            91
Diversified Business Group                                                  18              8              40            26
New Ventures  (Non E & P)                                                    2              5               5             5
Corporate & Unallocated                                                     --             10               9            22
Discontinued Operations                                                     --             68              49           157
                                                                       -----------------------------------------------------
               Total (a)                                                 $ 308          $ 318           $ 953         $ 940

           (a) Includes capitalized interest of:                         $  10          $   3           $  26         $   9


----------------------------------------------------------------------------------------------------------------------------

DEPRECIATION, DEPLETION & AMORTIZATION
(UNAUDITED)

Millions of dollars
----------------------------------------------------------------------------------------------------------------------------

Depreciation, depletion & amortization from continuing operations        $ 300          $ 192           $ 755         $ 617

                                     Table 2


NEWS RELEASE                                                                                                     UNOCAL CORPORATION

DISCRETIONARY CASH FLOW
(INCLUDES DISCONTINUED OPERATIONS)
(UNAUDITED)                                                                    For the Three Months            For the Nine Months
                                                                               Ended  September 30             Ended September 30
                                                                            --------------------------------------------------------
Millions of dollars                                                           1997           1996             1997            1996
------------------------------------------------------------------------------------------------------------------------------------

Net earnings .......................................................        $   177         $   171         $   439         $   533

Adjustments to net earnings
               Depletion, depreciation & amortization ..............            238             228             693             724
               SFAS no. 121 impairment .............................             62              --              62              --
               Dry hole costs ......................................              8              53              51              72
               Deferred income taxes ...............................           (255)             15            (226)             48
               (Gain) Loss on sales of assets ......................              2             (36)            (59)           (173)
               Exploration expenses ................................             50              33             114              83
               Proceeds from asset sales ...........................             10              46           1,844             585
               Environmental and litigation provision ..............             97              51             120             113
               Environmental and litigation payments ...............            (21)            (23)           (133)            (53)
               Other, net ..........................................             (1)             (9)              1              36
                                                                            --------------------------------------------------------
                     Total discretionary cash flow .................        $   367         $   529         $ 2,906         $ 1,968

The preceding table of discretionary cash flow is provided for analysts and others in the investment community as a supplement to conventional financial data prepared in accordance with generally accepted accounting principles. Discretionary cash flow does not give effect to significant uses of cash, including those for capital projects, debt reduction and regular dividends, some of which result from previous commitments, and should only be considered in conjunction with the full presentation of condensed consolidated cash flows on the preceding page.




                                    Table 2a

NEWS RELEASE                                                                         UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                     For the Nine Months
                                                                   Ended September 30, 1997
                                              ---------------------------------------------------------
                                                  Spirit      Other                Other
Millions of dollars                             Energy 76      U.S.  Far East  International      Total
-------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales) (a)
       Crude oil and condensate ..............   $   245   $   136   $   342        $   119    $   842
       Natural gas ...........................       546        47       485             35      1,113
       Natural gas liquids ...................        41         3        18              3         65
       Other .................................         2        --        --             --          2
                                                  -------   -------   -------        -------    -------
              Total ..........................       834       186       845            157      2,022
Other revenue ................................        10         4         2             16         32
Gain/(loss) on asset sales ...................         2        --        --            (16)       (14)
                                                  -------   -------   -------        -------    -------
              Total revenues .................       846       190       847            157      2,040

Production costs .............................       139        73        93             53        358
Exploration expenses .........................        37        --        43             28        108
Dry hole costs ...............................        10        --        39              1         50
Depreciation, depletion & amortization .......       374        42       235             53        704
Other operating expenses .....................        56         8        48             31        143
                                                  -------   -------   -------        -------    -------
       Results of operations before income tax   $   230   $    67   $   389        $    (9)    $  677


-------------------------------------------------------------------------------------------------------

                                                                     For the Nine Months
                                                                   Ended September 30, 1996
                                               --------------------------------------------------------
                                                   Spirit     Other                Other
                                                 Energy 76     U.S. Far East   International      Total
                                               --------------------------------------------------------
Sales (includes intercompany sales) (a)
       Crude oil and condensate ..............     $  287   $  209    $  278        $   137     $  911
       Natural gas ...........................        562       61       362             35      1,020
       Natural gas liquids ...................         47        4        12              3         66
       Other .................................          3       --        --             --          3
                                                   -------  -------   -------        -------    -------
              Total ..........................        899      274       652            175      2,000
Other revenue ................................          8        2        --             17         27
Gain on asset sales ..........................          8      110         1             23        142
                                                   -------  -------   -------        -------    -------
              Total revenues .................        915      386       653            215      2,169

Production costs .............................        134       96        94             57        381
Exploration expenses .........................         19       --        31             28         78
Dry hole costs ...............................         49       --        13              5         67
Depreciation, depletion & amortization .......        268       74       163             44        549
Other operating expenses .....................        100       13        30              4        147
                                                   -------  -------   -------        -------    -------
       Results of operations before income tax     $  345   $  203    $  322         $   77     $  947

(a) Sales revenues are net of royalty payments, net profits interests and marketing related purchases.

                                     Table 3

NEWS RELEASE                                                                       UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                  For the Three Months Ended
                                                                   Ended September 30, 1997
                                              -------------------------------------------------------
                                                Spirit     Other                   Other
Millions of dollars                           Energy 76     U.S.  Far East     International    Total
-----------------------------------------------------------------------------------------------------

Sales (includes intercompany sales) (a)
       Crude oil and condensate ..............   $  67    $  40     $ 112             $  34    $ 253
       Natural gas ...........................     171       15       168                11      365
       Natural gas liquids ...................      12       --         4                 1       17
       Other .................................       1       --        --                --        1
                                                 ------   ------    ------            ------   ------
              Total ..........................     251       55       284                46      636
Other revenue ................................       4        3        (4)                3        6
Loss on asset sales ..........................      (2)      --        --                --       (2)
                                                 ------   ------    ------            ------   ------
              Total revenues .................     253       58       280                49      640

Production costs .............................      41       27        30                17      115
Exploration expenses .........................      13       --        25                10       48
Dry hole costs ...............................       3       --         4                --        7
Depreciation, depletion & amortization .......     169       13        81                17      280
Other operating expenses .....................      18        2        26                 7       53
                                                 ------   ------    ------            ------   ------
       Results of operations before income tax   $   9    $  16     $ 114             $  (2)   $ 137


-----------------------------------------------------------------------------------------------------

                                                                  For the Three Months Ended
                                                                   Ended September 30, 1996
                                              -------------------------------------------------------
                                               Spirit      Other                   Other
                                              Energy 76     U.S.  Far East     International    Total
                                              -------------------------------------------------------
Sales (includes intercompany sales) (a)
       Crude oil and condensate ..............   $ 104    $  57     $  95             $  47    $ 303
       Natural gas ...........................     178       18       132                10      338
       Natural gas liquids ...................      17        1         3                 1       22
       Other .................................       1       --        --                --        1
                                                 ------   ------    ------            ------   ------
              Total ..........................     300       76       230                58      664
Other revenue ................................       5       --         1                 6       12
Gain on asset sales ..........................       3       --         1                17       21
                                                 ------   ------    ------            ------   ------
              Total revenues .................     308       76       232                81      697

Production costs .............................      46       19        31                20      116
Exploration expenses .........................       8       --        14                 8       30
Dry hole costs ...............................      38       --        11                 1       50
Depreciation, depletion & amortization .......      94       18        47                14      173
Other operating expenses .....................      34        4        13                --       51
                                                 ------   ------    ------            ------   ------
       Results of operations before income tax   $  88     $ 35     $ 116              $ 38    $ 277

(a) Sales revenues are net of royalty payments, net profits interests and marketing related purchases.

                                     Table 4

NEWS RELEASE                                                                               UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)                                                      For the Three Months    For the Nine Months
                                                                  Ended September 30      Ended September 30
                                                          ---------------------------------------------------
                                                                   1997        1996        1997          1996
-------------------------------------------------------------------------------------------------------------

Net daily production
     Crude oil and condensate (thousand barrels daily):
               United States
                    Spirit Energy 76 ..........................   40.8        51.4        45.0          51.7
                    Other  (a) ................................   29.8        34.7        31.5          47.2
                                                                -------     -------     -------       -------
                          Total United States .................   70.6        86.1        76.5          98.9
               International
                    Far East  (b) .............................   96.2        82.2        94.9          82.4
                    Other .....................................   24.9        27.2        25.9          27.6
                                                                -------     -------     -------       -------
                          Total International .................  121.1       109.4       120.8         110.0

                                                                -------     -------     -------       -------
                          Total Worldwide .....................  191.7       195.5       197.3         208.9

     Natural gas (million cubic feet daily):
               United States
                    Spirit Energy 76 ..........................  844.5       928.4       875.7         917.0
                    Other  (a) ................................  109.6       146.8       130.8         164.5
                                                                -------     -------     -------       -------
                          Total United States .................  954.1     1,075.2     1,006.5       1,081.5
               International
                    Far East  (b) .............................  790.0       666.5       789.5         625.7
                    Other .....................................   54.8        63.0        61.7          71.1
                                                                -------     -------     -------       -------
                          Total International .................  844.8       729.5       851.2         696.8

                                                                -------     -------     -------       -------
                          Total Worldwide .....................1,798.9     1,804.7     1,857.7       1,778.3

     Natural gas liquids (thousand barrels daily)  (a) ........   17.8        19.3        18.7          19.6

     Geothermal (million kilowatt-hours daily) ................   18.7        21.0        17.2          17.3

Average sales prices
     Crude oil and condensate (per barrel):
               United States
                    Spirit Energy 76 ..........................$ 17.27     $ 21.80     $ 19.69       $ 20.33
                    Other .....................................  13.36       17.37       15.39         16.52
                          Total United States .................  15.57       20.01       17.90         18.31
               International
                    Far East ..................................$ 17.45     $ 18.89     $ 18.72       $ 18.32
                    Other .....................................  16.58       19.89       17.58         18.53
                          Total International .................  17.23       19.21       18.41         18.39

                          Total Worldwide .....................$ 16.48     $ 19.62     $ 18.18       $ 18.34

     Natural gas (per mcf):
               United States
                    Spirit Energy 76 ..........................$  2.28     $  2.23     $  2.41       $  2.34
                    Other .....................................   1.47        1.36        1.39          1.42
                          Total United States .................   2.19        2.09        2.28          2.20
               International
                    Far East ..................................$  2.39     $  2.27     $  2.35       $  2.23
                    Other .....................................   2.40        2.05        2.23          1.82
                          Total International .................   2.39        2.25        2.34          2.18

                          Total Worldwide .....................$  2.28     $  2.15     $  2.30       $  2.20

                                                                -------     -------     -------       -------
(a) Includes production from California upstream properties of:
       Crude oil and condensate ...............................     --         1.0          --          10.9
       Natural gas ............................................     --          --          --          17.2
       Natural gas liquids ....................................     --          --          --           0.2

(b) Includes host country share in Indonesia of:
       Crude oil and condensate ...............................   27.9        26.4        29.2          26.8
       Natural gas ............................................   21.9        29.1        26.6          26.2

                                     Table 5

NEWS RELEASE                                                                                                      UNOCAL CORPORATION
OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                                                   For the Three Months Ended    For the Nine Months
                                                                                     Ended September 30          Ended September 30
                                                                                  --------------------------------------------------
                                                                                    1997          1996           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Agricultural products production volumes  (thousand tons)
       Ammonia .........................................................            314            360          1,072          1,089
       Urea ............................................................            188            275            696            845
       Other products ..................................................            146            149            494            494

Agricultural products sales volumes  (thousand tons)
       Ammonia .........................................................            187            206            590            574
       Urea ............................................................            191            198            690            779
       Other products ..................................................            200            302            907            971

                                     Table 6

NEWS RELEASE                                                                                                      UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)




                                                                             3rd Quarter of 1997                3rd Quarter of 1996
                                                                             -------------------------------------------------------
Millions of dollars                                                           Before-tax  After-tax             Before-tax After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
  United States
    Spirit Energy 76 ...........................................           $   9            $   6            $  88            $  55
    Other ......................................................              16               10               35               22
  International ................................................             112              128              154              107

Geothermal Operations ..........................................               7                6               15                6

Diversified Business Group
    Agricultural Products ......................................               5                4               31               20
    Carbon and Minerals ........................................              13               10               15               13
    Pipelines ..................................................              19               16               17               14
    Other ......................................................              (1)              --                5                3

Corporate and Unallocated
    Administrative and general expense .........................             (20)             (13)             (33)             (21)
    Net interest expense .......................................             (26)             (19)             (62)             (37)
    Environmental and litigation expense........................            (104)             (65)             (60)             (37)
    New Ventures ...............................................              (3)              (1)             (10)              (7)
    Other ......................................................             (24)              95               (3)              (4)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ......................................               3              177              192              134
Earnings from discontinued operations ..........................              --               --               59               37
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item .............................................              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
          Total ................................................           $   3            $ 177            $ 251            $ 171
====================================================================================================================================

EXPLORATION AND  PRODUCTION - this segment  explores  for,  produces and markets crude oil, condensate, natural gas and natural gas liquids.
GEOTHERMAL OPERATIONS - this segment explores for, produces and sells geothermal resources used to generate electricity.
DIVERSIFIED BUSINESS GROUP:
     AGRICULTURAL PRODUCTS - this business unit manufactures and markets nitrogen-based products for wholesale agricultural and industrial markets supplying the western United States and the Pacific Rim.
     CARBON AND MINERALS - this  business  unit  produces and markets  petroleum coke, graphites, solvents and specialty minerals.
     PIPELINES - this business unit  principally  includes the company's  equity interests in affiliated pipeline companies.
     OTHER- principally includes the company's equity interest in The UNO-VEN company.

                                     Table 7

NEWS RELEASE                                                                                                     UNOCAL CORPORATION

SPECIAL ITEMS
(Unaudited)






                                                                               3rd Quarter of 1997            3rd Quarter of 1996
                                                                              ------------------------------------------------------
Dollars in millions except per share amounts                                  Before-tax  After-tax          Before-tax  After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ..............................................           $   3            $ 177            $ 251            $ 171
Less: Special items
    Exploration and Production
       United States
          Spirit Energy
             Asset Sales .......................................              (1)              --                4                3
             SFAS no.121 impairment ............................             (62)             (39)              --               --
       International
             Asset Sales .......................................              (1)              (1)              18               37
             Uninsured loss - Bangladesh .......................              --               --               --               --
             Deferred tax adjustment ...........................              --               68               --               --
    Geothermal Operations
             Deferred tax adjustment ...........................              --                3               --               --
    Corporate and Unallocated
             Asset Sales .......................................              --               (1)              14                8
             Environmental provision ...........................             (65)             (41)             (20)             (12)
             Litigation provision ..............................             (32)             (20)             (31)             (20)
             Deferred tax adjustment ...........................              --              114               --               --
    Discontinued Operations
             Asset Sales .......................................              --               --                1                1
               Other ...........................................              --               --                2                1
------------------------------------------------------------------------------------------------------------------------------------
     Total special items .......................................            (161)              83              (12)              18
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings ..............................................           $ 164            $  94            $ 263            $ 153
====================================================================================================================================






                                     Table 8


NEWS RELEASE                                                                                                      UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING SPECIAL ITEMS
(Unaudited)



                                                                                3rd Quarter of 1997              3rd Quarter of 1996
                                                                           ---------------------------------------------------------
Millions of dollars                                                            Before-tax  After-tax          Before-tax  After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
  United States
     Spirit Energy 76 ..........................................           $  72            $  45            $  84            $  52
     Other .....................................................              16               10               35               22
  International ................................................             113               61              136               70

Geothermal Operations ..........................................               7                3               15                6

Diversified Business Group
    Agricultural Products ......................................               5                4               31               20
    Carbon and Minerals ........................................              13               10               15               13
    Pipelines ..................................................              19               16               17               14
    Other ......................................................              (1)              --                5                3

Corporate and Unallocated
    Administrative and general expense .........................             (20)             (13)             (33)             (21)
    Net interest expense .......................................             (26)             (19)             (62)             (37)
    Environmental and litigation expense .......................              (7)              (4)              (9)              (5)
    New Ventures ...............................................              (3)              (1)             (10)              (7)
    Other ......................................................             (24)             (18)             (17)             (12)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ............................             164               94              207              118
Earnings from discontinued operations ..........................              --               --               56               35
------------------------------------------------------------------------------------------------------------------------------------
          Total ................................................           $ 164            $  94            $ 263            $ 153
Non-cash charge related to
   exchange of preferred stock .................................              --               --               --               54
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings applicable
   to common stock .............................................                            $  94                             $  99
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings
   per common share ............................................                            $0.38                             $0.39

Adjusted net earnings from continuing
   operations per common share .................................                            $0.38                             $0.25
===================================================================================================================================

                                     Table 9

NEWS RELEASE                                                                                                     UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)




                                                                             First Nine Months of 1997     First Nine Months of 1996
                                                                           ---------------------------------------------------------
Millions of dollars                                                          Before-tax  After-tax            Before-tax  After-tax
------------------------------------------------------------------------------------------------------------------------------------
Exploration and Production
    United States
       Spirit Energy 76 ........................................           $ 230            $ 144            $ 345            $ 215
       Other ...................................................              67               42              203              126
    International ..............................................             380              259              399              245

Geothermal Operations ..........................................              28               25               33               15

Diversified Business Group
      Agricultural Products ....................................              75               50              113               73
      Carbon and Minerals ......................................             110               76               52               40
      Pipelines ................................................              54               46               64               51
      Other ....................................................              43               37               15                9

Corporate and Unallocated
      Administrative and general expense .......................             (62)             (40)             (87)             (55)
      Net interest expense .....................................            (109)             (84)            (197)            (135)
      Environmental and litigation expense .....................            (138)             (86)            (136)             (84)
      New Ventures .............................................             (34)             (23)             (20)             (13)
      Other ....................................................             (55)              75              (47)             (34)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ......................................             589              521              737              453
Earnings (loss) from discontinued operations ...................             (71)             (44)             128               80
Extraordinary item .............................................             (52)             (38)              --               --
------------------------------------------------------------------------------------------------------------------------------------
            Total ..............................................           $ 466            $ 439            $ 865            $ 533
====================================================================================================================================

                                    Table 10

NEWS RELEASE                                                                         UNOCAL CORPORATION

SPECIAL ITEMS
(Unaudited)






                                                                           First Nine Months of 1997       First Nine Months of 1996
                                                                           ---------------------------------------------------------
Dollars in millions except per share amounts                                 Before-tax  After-tax           Before-tax  After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ..............................................           $ 466            $ 439            $ 865            $ 533
Less: Special items
    Exploration and Production
       United States
          Spirit Energy
             Asset Sales .......................................               2                2                8                5
             SFAS no.121 impairment ............................             (62)             (39)              --               --
          Other
             Asset Sales .......................................              --               --              110               68
       International
             Asset Sales .......................................             (17)             (17)              24               41
             Uninsured loss - Bangladesh .......................             (10)              (7)              --               --
             Deferred tax adjustment ...........................              --               68               --               --
    Geothermal Operations
             Deferred tax adjustment ...........................              --               10               --               --
    Diversified Business Group
       Carbon and Minerals
             Asset Sales .......................................              67               41               --               --
        Pipeline
             Asset Sales .......................................              --               --               12                7
       Other
             UNO-VEN restructuring .............................              46               39               --               --
    Corporate and Unallocated
             Asset Sales .......................................               7                4               15                9
             Environmental provision ...........................             (80)             (50)             (62)             (38)
             Litigation provision ..............................             (40)             (25)             (51)             (32)
             Deferred tax adjustment ...........................              --              114               --               --
             Other .............................................              --               --              (11)              (9)
    Discontinued Operations
             Asset Sales .......................................              --               --                5                3
            Other ..............................................              --               --                2                1
             Net loss on disposal ..............................             (71)             (44)              --               --
    Extraordinary item .........................................             (52)             (38)              --               --
                                                                           ---------------------------------------------------------
     Total special items .......................................            (210)              58               52               55
                                                                           ---------------------------------------------------------
 Adjusted earnings .............................................           $ 676            $ 381            $ 813            $ 478
 ===================================================================================================================================

                                    Table 11

NEWS RELEASE                                                                                                      UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ITEMS
(Unaudited)



                                                                             First Nine Months of 1997     First Nine Months of 1996
                                                                            --------------------------------------------------------
Millions of dollars                                                         Before-tax  After-tax            Before-tax  After-tax
------------------------------------------------------------------------------------------------------------------------------------
Exploration and Production
    United States
       Spirit Energy 76 ........................................           $ 290            $ 181            $ 337            $ 210
       Other ...................................................              67               42               93               58
    International ..............................................             407              215              375              204

Geothermal Operations ..........................................              28               15               33               15

Diversified Business Group
      Agricultural Products ....................................              75               50              113               73
      Carbon and Minerals ......................................              43               35               52               40
      Pipelines ................................................              54               46               52               44
      Other ....................................................              (3)              (2)              15                9

Corporate and Unallocated
      Administrative and general expense .......................             (62)             (40)             (87)             (55)
      Net interest expense .....................................            (109)             (84)            (197)            (135)
      Environmental and litigation expense .....................             (18)             (11)             (23)             (14)
      New Ventures .............................................             (34)             (23)             (20)             (13)
      Other ....................................................             (62)             (43)             (51)             (34)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ............................             676              381              692              402
Earnings from discontinued operations ..........................              --               --              121               76
------------------------------------------------------------------------------------------------------------------------------------
   Total .......................................................           $ 676            $ 381            $ 813            $ 478
Dividends on preferred stock ...................................                               --                                18
Non-cash charge related to
   exchange of preferred stock .................................                               --                                54
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings applicable
   to common stock .............................................                            $ 381                             $ 406
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings
   per common share ............................................                            $1.53                             $1.63
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings from continuing
   operations per common share .................................                            $1.53                             $1.32
====================================================================================================================================
                                    Table 12


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          UNOCAL CORPORATION
                                             (Registrant)




Date:  October 27, 1997                   By:  /s/ STANLEY Y. HANAOKA
-----------------------                   ------------------------------
                                           Stanley Y. Hanaoka
                                           Assistant Comptroller